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                           EXHIBIT VI

                     CONSENT OF ACCOUNTANT


We hereby consent to the use of our report dated September 6, 1996, on the financial statements of Rocky Mountain Power Company for the two years ended June 30, 1996. Such report is being included in a Registration Statement to be filed by Rocky Mountain Power Company on Form 10-SB.


                                   Miller and McCollom, CPA's
BY (Signature)                 /S/ Miller and McCollom CPA's
                                   Denver, Colorado
(Date)                             January 15, 1997
























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